Exhibit 99.2

STRIDE-1 Phase 3 Trial of AXS-05 in TRD Topline Results Conference Call March 30, 2020

STRIDE-1 Phase 3 Trial Topline Results Introduction Mark Jacobson, Chief Operating Officer Overview and Summary Herriot Tabuteau, MD, Chief Executive Officer STRIDE-1 Trial Design & Results Cedric O’Gorman, MD, Senior Vice President, Clinical Development & Medical Affairs KOL Perspective of STRIDE-1 Data Maurizio Fava, MD, Psychiatrist-in-Chief at Massachusetts General Hospital (MGH), Director of the Division of Clinical Research of the MGH Research Institute, Associate Dean for Clinical & Translational Research at Harvard Medical School Q&A Presenters, Nick Pizzie, Chief Financial Officer and Dave Marek, Chief Commercial Officer Concluding Remarks Herriot Tabuteau, MD, Chief Executive Officer

Forward-Looking Statements & Safe Harbor Certain information contained in this presentation may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. In particular, the Company’s statements regarding trends and potential future results are examples of such forward-looking statements. The forward-looking statements include risks and uncertainties, including, but not limited to, the success, timing and cost of our ongoing clinical trials and anticipated clinical trials for our current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including our ability to fully fund our disclosed clinical trials, which assumes no material changes to our currently projected expenses), futility analyses and receipt of interim results, which are not necessarily indicative of the final results of our ongoing clinical trials and the number or type of studies or nature of results necessary to support the filing of a new drug application for any of our current product candidates; our ability to fund additional clinical trials to continue the advancement of our product candidates; the timing of and our ability to obtain and maintain U.S. Food and Drug Administration (“FDA”) or other regulatory authority approval of, or other action with respect to, our product candidates (including, but not limited to, FDA’s agreement with the Company’s plan to discontinue the bupropion treatment arm of the ADVANCE-1 study in accordance with the independent data monitoring committee’s recommendations); the Company’s ability to obtain additional capital necessary to fund its operations; the Company’s ability to generate revenues in the future; the potential for the MOMENTUM clinical trial to provide a basis for approval of AXS-07 for the acute treatment of migraine in adults with or without aura, pursuant to our special protocol assessment; the potential for the ASCEND clinical trial, combined with the GEMINI clinical trial results, to provide a basis for approval of AXS-05 for the treatment of major depressive disorder and accelerate its development timeline and commercial path to patients; the Company’s ability to successfully defend its intellectual property or obtain the necessary licenses at a cost acceptable to the Company, if at all; the successful implementation of the Company’s research and development programs and collaborations; the enforceability of the Company’s license agreements; the acceptance by the market of the Company’s product candidates, if approved; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway; and other factors, including general economic conditions and regulatory developments, not within the Company’s control. These factors could cause actual results and developments to be materially different from those expressed in or implied by such statements. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those projected. The forward-looking statements are made only as of the date of this presentation and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstance. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, these projections, assumptions and estimates are necessarily subject to a high degree of uncertainty and risk.

Summary and Overview Herriot Tabuteau, MD Chief Executive Officer Axsome Therapeutics, Inc.

STRIDE-1

Summary of Topline Results:
Rapid and Significant Effects with AXS-05 in TRD Patients

- AXS-05: a novel, oral, investigational NMDA receptor antagonist with multimodal activity
- Rapid and statistically significant improvements in MADRS versus bupropion at Weeks 1, 2, and overall (key secondary endpoints)
- Numerical separation from bupropion at all timepoints, statistical significance not reached on primary endpoint (Week 6)
- Rapid and highly statistically significant induction of remission on the QIDS-SR-16 (score of ≤ 5) as compared to bupropion starting at Week 1, with significance maintained at every point thereafter
- AXS-05 demonstrated statistically significant improvements in cognitive function and reduction in anxiety symptoms versus bupropion
- AXS-05 was generally safe, well tolerated, and not associated with psychotomimetic effects, weight gain or sexual dysfunction
- These results support continued development in TRD with initiation of second Phase 3 trial anticipated 3Q 2020
- On track for planned NDA filing for Breakthrough Therapy designated AXS-05 in MDD for 4Q 2020

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Overview

Treatment Resistant Depression (TRD): Urgent Unmet Medical Need

- Depression is a disabling and potentially life-threatening, biologically-based disorder
- 17 million U.S. adults experience major depressive episodes each year and at least one-third of them are considered treatment resistant[1,2]
- Patients are considered treatment resistant if they have not responded adequately to at least 2 different anti-depressants of adequate dose and duration in the current depressive episode[2]
- Treatment resistant depression is a chronic disorder associated with high economic burden, significantly impacted quality of life and various comorbid conditions[3]
- Limited treatment options are available
- Urgent need exists for new treatments that have rapid and significant efficacy, are safe and well tolerated, and offer convenient administration

17 million U.S. adults experience major depressive episodes each year[1]

At least **5.7 million** Of them are considered treatment resistant[2]

1. National Survey on Drug Use and Health (NSDUH). (2017).
2. Rush AJ, et al. *Am J Psychiatry* 2006;163:1905-1917.
3. Mrazek DA et al. *Psychiatr Serv*. 2014;65(8):977-987.

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AXS-05

AXS-05: Novel, Oral, NMDA Receptor Antagonist with Multimodal Activity


Na+/Ca2+
NMDA receptor
DM component of AXS-05
Mg2+
Cell membrane
K+

NMDA Receptor Antagonism

Modulation of DM Delivery


AXS-05
DM Plasma Concentration
DM
Time

AXS-05



dextromethorphan/bupropion
modulated delivery tablet

Sigma-1 Receptor Agonism

Monoamine Reuptake Inhibition

Abbreviations: DM = Dextromethorphan; Mg2+=magnesium ion; Na+=sodium ion; Ca+2=calcium ion; K+=potassium ion. Axsome data on file

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STRIDE-1 Phase 3 Trial Design & Results Cedric O’Gorman MD, MBA Senior Vice President, Clinical Development and Medical Affairs Axsome Therapeutics, Inc.

A Phase 3 trial to assess the efficacy and safety of AXS-05 in the treatment of TRD 1:1 randomization of inadequate responders Period 1, Open-label (6 weeks) Period 2, Double-blind (6 weeks) Baseline Week 1 Week 2 Week 4 Week 6 N=799 Open-Label Bupropion (150 mg BID) N=156 N=156 AXS-05 (45 mg DM / 105 mg BUP BID) Bupropion (150 mg BID) BID = twice daily; BUP = Bupropion; DM = Dextromethorphan. • Primary Endpoint: Change in depression score from randomization to end of study, measured using the Montgomery-Åsberg Depression Rating Scale (MADRS) • Key Secondary Endpoints: – Change from baseline in MADRS at week 2 post-randomization – Change from baseline in MADRS at week 1 post-randomization – Overall treatment effect on MADRS total score – Change from baseline in Sheehan Disability Scale (SDS) at week 6 post-randomization

Inclusion criteria included: Open-label Period – Male or female 18-65 years of age inclusive – History of inadequate response to 1 or 2 prior antidepressant treatments, established by ATRQ – Hamilton Depression Rating Scale (HAMD-17) total score of ≥ 18 Double-blind Period – Inadequate response to 2 or 3 prior antidepressant treatments, including open-label period failure Exclusion criteria included: – History of electroconvulsive therapy, vagus nerve stimulation, transcranial magnetic stimulation or any experimental central nervous system treatment during the current episode or in the past 6 months – Schizophrenia, bipolar disorder, obsessive compulsive disorder – Psychiatric symptoms secondary to any other general medical condition

AXS-05 (45 mg DM / 105 mg BUP) Bupropion (150 mg) Age (years) 44.3 (12.19) 45.1 (12.56) Female Gender, n (%) 101 (65.6%) 97 (62.6%) Race, n (%) White Black or African American Asian Other or Not Reported 100 (64.9%) 41 (26.6%) 2 (1.3%) 11 (7.1%) 106 (68.4%) 39 (25.2%) 6 (3.9%) 4 (2.6%) BMI (mg/kg2) 29.9 (5.85) 29.5 (5.64) MADRS Total Score 33.4 (5.61) 33.2 (5.17) CGI-S Score 4.6 (0.61) 4.6 (0.54) Data are mean (SD) unless otherwise stated. Abbreviations: BMI = Body Mass Index; BUP = bupropion; CGI-S = Clinical Global Impression – Severity; DM = dextromethorphan; MADRS = Montgomery-Åsberg Depression Rating Scale • Demographics and baseline characteristics were similar across both treatment groups • Study completion rates were similar across both treatment groups, 89% for AXS-05 and 94% for bupropion

0 AXS-05 (45 mg dextromethorphan / 105 mg bupropion BID) Bupropion (150 mg BID) -2 -4 -6 P=0.020 -8 -10 -12 -14 P=0.035 Overall (6-week averaged) P= 0.031 P=0.105 P=0.117 Baseline 1 2 3 4 5 6 Week AXS-05 Bupropion (n=154) (n=155) Difference P-Value Primary Endpoint: Change in MADRS Total Score at Week 6 -11.6 -9.4 -2.2 NS Key Secondary Endpoints: Change in MADRS Total Score at Week 1 -5.2 -3.6 -1.6 0.020 Change in MADRS Total Score at Week 2 -8.0 -6.1 -2.1 0.035 Overall treatment effect on MADRS T otal Score -8.6 -6.7 -1.9 0.031 Notes: P-values calculated from LSMean. Abbreviations: BID = twice daily; MADRS = Montgomery-Åsberg Depression Rating Scale

0 AXS-05 (45 mg dextromethorphan / 105 mg bupropion BID) Bupropion (150 mg BID) -1 -2 P=0.055 -3 -4 P=0.025 -5 Overall (6-week averaged) P= 0.013 -6 P= 0.018 P= 0.057 Baseline 1 2 3 4 5 6 Week Notes: P-values calculated from LSMean. Abbreviations: BID = twice daily; QIDS-SR-16 = Quick Inventory of Depressive Symptomatology-Self-Report-16 Item

20% 18% P=0.012 18.2% 16% 14% 12% 10% 8% 6% 4% 2% 0% P=0.001 6.5% 0.0% P=0.009 9.9% 2.6% P=0.015 10.6% 3.4% 8.2% Week 1 Week 2 Week 4 Week 6 AXS-05 (45 mg dextromethorphan / 105 mg bupropion BID) Bupropion (150 mg BID)

Cognitive items of the CPFQ assess sharpness/mental acuity, and the ability to focus/maintain attention, to remember/recall information, and to find words • Each of the 4 items on the cognitive dimension of the CPFQ are scored 1-6, with lower scores representing improvements in cognitive functioning Notes: P-values calculated from LSMean. Abbreviations: BID = twice daily; MGH-CPFQ = Massachusetts General Hospital -Cognitive and Physical Functioning Questionnaire

Double-blind Periodb Open-label Period AXS-05 Bupropion (N = 154) (N = 156) Bupropion (n=310) Any TEAEa 67 (43.5%) 61 (39.1%) Dizziness 13 (8.4%) 0 Nausea 8 (5.2%) 3 (1.9%) Dry mouth 6 (3.9%) 3 (1.9%) Headache 4 (2.6%) 7 (4.5%) Insomnia 3 (1.9%) 5 (3.2%) Constipation 3 (1.9%) 3 (1.9%) Anxiety 2 (1.3%) 0 Irritability 0 2 (1.3%) 135 (43.5) 9 (2.9%) 22 (7.1%) 13 (4.2%) 14 (4.5%) 19 (6.1%) 13 (4.2%) 11 (3.5%) 10 (3.2%) Abbreviations: AE = adverse event. Data presented as number of subjects (% of subjects) a. Treatment-emergent AEs occurring in ≥3% of subjects during the open-label period or ≥5% of subjects during the double-blind period are reported b. In double-blind period, treatment-emergent AE is defined as any AE with an onset on or after date of randomization and prior to or on visit 9 date or period 2 early termination date • Rates of discontinuation due to adverse events were low in both groups; 2.6% for AXS-05 and 1.3% for bupropion • Three serious adverse events occurred in the AXS-05 arm: migraine, overdose, and suicidal ideation (8 days after subject completed treatment)

AXS-05 met key secondary endpoints by rapidly improving symptoms of depression in patients with treatment resistant depression (TRD) • AXS-05 demonstrated numerical improvement on primary endpoint (MADRS at Week 6) versus active comparator, but did not reach statistical significance • Statistically significant greater rates of remission on the QIDS as compared to bupropion • Statistically significant improvements with AXS-05 compared to bupropion in cognition and anxiety • AXS-05 was generally safe and well tolerated in this trial, consistent with our prior experience with AXS-05

KOL Perspective on STRIDE-1 Data Professor Maurizio Fava, MD Psychiatrist-in-Chief at Massachusetts General Hospital (MGH) Director of the Division of Clinical Research of the MGH Research Institute Associate Dean for Clinical & Translational Research at Harvard Medical School

Q&A AXSOME THERAPEUTICS 19

AXSOME THERAPEUTICS Concluding Remarks Herriot Tabuteau, MD Chief Executive Officer Axsome Therapeutics, Inc.

AXS-05

AXS-05:
Clinical Programs in Psychiatry

	Clinical Program				
	ASCEND	GEMINI	STRIDE-1	AXS-05 / OL	ADVANCE-1
Indication	MDD	MDD	TRD	MDD/TRD	AD Agitation
Phase	Pivotal Phase 2	Pivotal Phase 3	Pivotal Phase 3	Open-label Phase 3	Pivotal Phase 2/3
Objectives	Efficacy of AXS-05 vs. BUP	Efficacy of AXS-05 vs. PBO	Efficacy of AXS-05 vs. BUP	Long-term safety of AXS-05	Efficacy of AXS-05 vs. BUP and PBO
Status	Completed	Completed	Completed	Ongoing	Dosing Complete
Subjects Dosed	96	326	310	876	>360

Abbreviations: BUP = bupropion; MDD = Major Depressive Disorder; OL = Open-label; PBO = placebo; TRD = Treatment Resistant Depression

- NDA filing of AXS-05 in the treatment of MDD, based on positive results from GEMINI and ASCEND trials on track for 4Q 2020
- FDA Breakthrough Therapy designation granted in MDD, Fast Track designation in TRD and AD agitation

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Overview

Our CNS Candidates and Pipeline

- Five differentiated clinical-stage CNS assets targeting significant and growing markets
- Patent protection to 2034-2036, worldwide rights for most product candidates

Product Candidate	Phase 1	Phase 2	Phase 3	NDA
AXS-05 (DM + BUP)	Major Depressive Disorder: Breakthrough Therapy Designation			
	Treatment Resistant Depression: Fast Track Designation			
	Agitation in Alzheimer's Disease: Fast Track Designation			
	Smoking Cessation			
AXS-07 (MoSEIC™ Mx + Riz)	Migraine			
AXS-12 (Reboxetine)	Narcolepsy: U.S. Orphan Designation			
AXS-14 (Esreboxetine)	Fibromyalgia			
AXS-09 (DM + *S*-BUP)	CNS Disorders			

Abbreviations: BUP = Bupropion; CNS = Central Nervous System; DM = Dextromethorphan; Mx = Meloxicam; Riz = Rizatriptan; *S*-BUP = Esbupropion.

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Product Candidate Indication 2020 AXS-05 (DM + BUP) MDD ● NDA submission (4Q) TRD ● STRIDE-1 topline results AD Agitation ✓ ADVANCE-1 Phase 2/3 topline results (early 2Q) Smoking Cessation ● FDA meeting (2020) AXS-07 (MoSEIC™ Mx + Riz) Migraine ● INTERCEPT Phase 3 topline results (imminent) ● NDA submission (4Q) AXS-12 (Reboxetine) Narcolepsy ● Phase 3 trial start (2020) AXS-14 (Esreboxetine) Fibromyalgia ● FDA meeting (2020) Abbreviations: AD = Alzheimer’s Disease; BUP = Bupropion; DM = Dextromethorphan; MDD = Major Depressive Disorder; Mx = Meloxicam; Riz = Rizatriptan; TRD = Treatment Resistant Depression. ✓ Accomplished milestone. ● Upcoming milestone.

For more information, please contact Mark Jacobson Chief Operating Officer 212-332-3243 mjacobson@axsome.com axsome.com